CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net income	$ 573,395	$ 484,219	$ 479,759
Unrealized losses on interest rate swap and cap agreements:
Unrealized losses on interest rate swap and cap agreements	(29,049)	(134)	(2,578)
Less: Reclassifications of net swap and cap agreements realized losses into net income	9,721	5,557	10,542
Unrealized (losses) gains on investments:
Unrealized (losses) gains on investments	(602)	615	986
Less: Reclassification of net investment realized (gains) losses into net income	(57)	13	(159)
Other comprehensive (loss) income	(19,987)	6,051	8,791
Total comprehensive income	553,408	490,270	488,550
Less: Comprehensive income attributable to noncontrolling interests	(95,394)	(78,536)	(57,075)
Comprehensive income attributable to DaVita Inc.	$ 458,014	$ 411,734	$ 431,475